Exhibit 99.2

Advan6.com

News Release

Media Mari Abe (415) 633-3204 mabe@peppercomm.com	Investor Relations Adam Kressel (973) 455-6888 adam.kressel@advan6.com

ADVANSIX LAUNCHES AS INDEPENDENT COMPANY, BEGINS
TRADING ON NEW YORK STOCK EXCHANGE

Leading, vertically-integrated manufacturer of Nylon 6 resin, caprolactam, ammonium sulfate and other chemical intermediates

Begins regular-way trading on the New York Stock Exchange
 under ASIX ticker symbol

Morris Plains, N.J., Oct. 3, 2016 – AdvanSix (NYSE: ASIX), a leading producer and global supplier of Nylon 6 materials, today marks its first day as an independent company following its successful tax-free spin-off from Honeywell.

Shares in the company begin regular-way trading today on the New York Stock Exchange under the ticker symbol ASIX.

“Today marks a new chapter for a business with a rich 60-plus-year history, over which we have grown to enjoy a leading position in the broad range of markets we serve today,” said Erin Kane, president and CEO of AdvanSix. “We are excited by the opportunities ahead of us as a stand-alone business, providing us flexibility to pursue growth strategies aligned with industry dynamics, build on our operational discipline, and serve our customers with agility.”

AdvanSix, which had 2015 revenues of $1.3 billion, is a manufacturer of Nylon 6, a polymer resin sold under the Aegis® brand to produce engineered plastics, fibers, filaments, and films that, in turn, are used in end products such as automotive and electronic components, carpets, sports apparel, fishing nets, and food and industrial packaging. AdvanSix also produces caprolactam, the main feedstock for producing nylon; Capran® nylon film; Sulf-N® ammonium sulfate fertilizers; and chemical intermediates, including phenol, acetone, and Nadone® cyclohexanone.

AdvanSix’s competitive advantages include its sustainable cost-advantaged position, vertically integrated manufacturing, global reach and diverse revenue sources. Its main production facility in Hopewell, Va. is one of the world’s largest single-site production facilities for caprolactam, the primary feedstock in the production of nylon polymer. It also operates a nylon resin production facility in nearby Chesterfield, Va.; a phenol and acetone production facility in Frankford, Penn.; and a nylon film manufacturing site in Pottsville, Penn.

More information on AdvanSix can be found at http://www.advan6.com.

This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: our inability to achieve some or all of the anticipated benefits of the spin-off from Honeywell including uncertainty regarding qualification for expected tax treatment, indebtedness incurred in connection with the spin-off, and operating as an independent, publicly traded company; fluctuations in our stock price; general economic and financial conditions in the U.S. and globally; growth rates and cyclicality of the industries we serve; significant unplanned interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, and natural disasters; price fluctuations and supply of raw materials; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; litigation associated with chemical manufacturing; loss of significant customer relationships; protection of our intellectual property and proprietary information; and prolonged work stoppages as a result of labor difficulties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission, including our Registration Statement on Form 10.

# # #